WidePoint Reports Third Quarter 2025 Financial Results

Fairfax, VA – November 13, 2025 – WidePoint Corporation **(NYSE American:** WYY), a federally certified provider of Trusted Mobility Management (TM2) solutions, reported results for the third quarter ended September 30, 2025.

Third Quarter 2025 and Recent Operational Highlights:

- 33rd consecutive quarter of positive Adjusted EBITDA
- 8th consecutive quarter of positive free cash flow
- 8 Spiral 4 task orders awarded year-to-date; 4 task orders awarded in the third quarter 2025, including an award with the Defense Counterintelligence and Security Agency and the U.S. Army
- Secured estimated $40 million to $45 million SaaS contract to deliver FedRAMP-authorized ITMS platform for a major telecommunications carrier
- Awarded new CWMS 2.0 task order by U.S. Customs & Border Protection valued up to $27.5 million
- Subsidiary Soft-Ex announced strategic go-to-market alliance with Ingram Micro to optimize Microsoft license management
- Awarded new Identity & Access Management contract in support of the U.S. Department of Education
- Awarded new MobileAnchor contract by an agency under the U.S. Department of Energy

Third Quarter 2025 Financial Highlights:

- Revenues were $36.1 million, an increase from the same quarter last year
- Gross margin was 15%, and gross margin excluding carrier services revenue was 34%
- Net loss was $559,000 or a loss of $(0.06) per share
- Adjusted EBITDA[1], a non-GAAP financial measure, was $344,000, an 88% increase from Q2 2025
- Free cash flow[1], a non-GAAP financial measure, was $324,000, a 260% increase form Q2 2025
- As of September 30, 2025, unrestricted cash was $12.1 million with no bank debt
- As of September 30, 2025, contract backlog was approximately $269 million

Nine Months 2025 Financial Highlights:

- Revenues were $108.2 million, an increase from the same period last year
- Gross margin was 14%, and gross margin excluding carrier services revenue was 35%
- Net loss was $1.9 million or a loss of $(0.20) per share.
- Adjusted EBITDA[1], a non-GAAP financial measure, was $620,000
- Free cash flow[1], a non-GAAP financial measure, was $479,000

1 Free cash flow and Adjusted EBITDA are non-GAAP financial measures. See below for the definition of such measures and a reconciliation to GAAP.

Management Commentary
WidePoint CEO Jin Kang commented: "The strategic investments made throughout the first half of 2025 that we believed would serve as the foundation for sustainable growth have begun to bear fruit. Our adjusted EBITDA and free cash flow results reflect notable sequential growth. We believe we are back on the same growth trajectory we experienced last year and remain confident in continuing this upward trajectory throughout Q4 into 2026.

"The highlight of the last several months was our recent SaaS contract win to deliver our FedRAMP-authorized ITMS platform for a major telecommunications carrier. This single contract alone demonstrates the value of our early investment in FedRAMP, as it opens the door to many larger-scale, margin-accretive opportunities that we are actively pursuing to drive sustainable bottom-line results. This SaaS contract is just a glimpse of the margin-accretive opportunities that lie in our robust pipeline, and we look forward to continuing to execute and bringing these opportunities into fruition.

"On November 6, 2025, we were pleased that the final RFP for the upcoming CWMS 3.0 contract was released by DHS. Our initial review found that the requirements largely remained consistent with the draft RFP. This further reinforces our confidence in securing this contract once again. As we have continued to state, we believe we possess all the required certifications, meet every criterion, and with our strong past performance serving DHS, WidePoint is in the best position to capture this $3.0 billion opportunity. Typically, it takes approximately four months after the final RFP is issued for a winner to be announced. We are optimistically targeting the end of Q1 and early Q2 2026 to hear the results.

"Looking ahead, we remain excited in our Device-as-a-Service (DaaS) pipeline. We are continuing to invest in the underlying infrastructure to prepare for the multitude of impactful opportunities that are on the horizon. The DaaS pipeline consists of majority commercial clients and includes Fortune 100 companies that typically manage large fleets of devices. Securing even one of these opportunities in our pipeline has the potential to produce meaningful results for our bottom line. Spiral 4 activity is also continuing to trend in the right direction, with eight task orders awarded year-to-date and four awarded during the third quarter alone. We look forward to accelerating the growth seen this quarter into Q4 and carrying the momentum over to 2026."

Third Quarter 2025 Financial Summary

(In millions except per share amounts)	THREE MONTHS ENDED SEPTEMBER 30, 2025	2024
	(Unaudited)	
REVENUES	$ 36.1	$ 34.6
GROSS PROFIT	5.3	4.7
GROSS PROFIT %	*15%*	*14%*
OPERATING EXPENSES	5.7	5.1
NET LOSS	(0.6)	(0.4)
LOSS PER SHARE, BASIC AND DILUTED	$ (0.06)	$ (0.04)
EBITDA	0.2	0.4
ADJUSTED EBITDA	0.3	0.6
FREE CASH FLOW	0.3	0.5

Nine Months 2025 Financial Summary

(In millions except per share amounts)	NINE MONTHS ENDED SEPTEMBER 30, 2025	2024
	(Unaudited)	
REVENUES	$ 108.2	$ 104.9
GROSS PROFIT	15.2	14.3
GROSS PROFIT %	*14%*	*14%*
OPERATING EXPENSES	17.2	15.8
NET LOSS	(1.9)	(1.6)
LOSS PER SHARE, BASIC AND DILUTED	$ (0.20)	$ (0.17)
EBITDA	0.1	1.0
ADJUSTED EBITDA	0.6	2.0
FREE CASH FLOW	0.5	1.9

Conference Call

WidePoint's management will host the conference call today (November 13, 2025) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results.

U.S. dial-in number: 888-506-0062
International number: 973-528-0011
Access Code: 554830

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company's website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through Thursday, November 27, 2025.

Toll-free replay number: 877-481-4010
International replay number: 919-882-2331
Replay ID: 53082

About WidePoint
WidePoint Corporation (NYSE American: WYY) is a leading technology Managed Solution Provider (MSP) dedicated to securing and protecting the mobile workforce and enterprise landscape. WidePoint is recognized for pioneering technology solutions that include Identity & Access Management (IAM), Mobility Managed Services (MMS), Telecom Management, Information Technology as a Service, Cloud Security, and Analytics & Billing as a Service (ABaaS). To learn more, visit https://www.widepoint.com.

Non-GAAP Financial Measures
WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as EBITDA, Adjusted EBITDA, and Free cashflow, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net income to EBITDA and Adjusted EBITDA and Free cashflow is provided below:

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
	2025	2024	**2025**	2024
	(Unaudited)		(Unaudited)	
NET LOSS	**$ (559,200)**	$ (425,200)	**$ (1,901,700)**	$ (1,577,900)
Adjustments to reconcile net income to EBITDA:				
Depreciation and amortization	**650,400**	821,700	**2,085,600**	2,562,000
Income tax provision (benefit)	**134,400**	(18,700)	**(12,000)**	(45,000)
Interest income	**(83,400)**	(59,800)	**(226,200)**	(161,000)
Interest expense	**47,600**	52,900	**155,100**	184,000
EBITDA	**$ 189,800**	$ 370,900	**$ 100,800**	$ 962,100
Other adjustments to reconcile net (loss) income to Adjusted EBITDA:				
Loss on factoring of receivables	**-**	-		8,948
Stock-based compensation expense	**154,100**	202,600	**519,000**	986,300
Adjusted EBITDA	**343,900**	573,500	**619,800**	1,957,348
Capital expenditures	**(20,031)**	(62,701)	**(140,918)**	(80,702)
Free cash flow	**$ 323,869**	$ 510,799	**$ 478,882**	$ 1,876,646

WidePoint uses EBITDA, Adjusted EBITDA and Free cashflow as supplemental non-GAAP measure of performance. WidePoint defines EBITDA as net income excluding (i) interest expense, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, and (iv) Impairment charges. Adjusted EBITDA excludes certain amounts included in EBITDA such as stock-based compensation expense. WidePoint defined Free cashflow as Adjusted EBITDA less capital expenditures. Management believes that adjustments for certain non-cash or other items and the exclusion of certain pass-through revenue and expenses should enhance stockholders' ability to evaluate the Company's performance, as such measures provide additional insights into the factors and trends affecting its business. Therefore, the Company excludes these items from its GAAP financial measures to calculate these unaudited non-GAAP

measures. These unaudited non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be considered in addition to, and not as a substitute for GAAP.

Safe Harbor Statement

This press release contains forward-looking statements concerning our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition that are subject to risks and uncertainties. All statements other than statements of historical fact included herein are forward-looking statements. You can identify these statements by words such as "aim," "anticipate," "assume," "believe," "could," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "potential," "positioned," "predict," "should," "target," "will," "would" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management's beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, the impact of supply chain issues; our ability to successfully execute our strategy; our ability to sustain profitability and positive cash flows; our ability to access sufficient financing on acceptable terms given the tightening credit markets due to the current banking environment; our ability to gain market acceptance for our products; our ability to win new contracts, execute contract extensions and expand scope of services on existing contracts; our ability to compete with companies that have greater resources than us; our ability to penetrate the commercial sector to expand our business; our ability to identify potential acquisition targets and close such acquisitions; our ability to successfully integrate acquired businesses with our existing operations; our ability to maintain a sufficient level of inventory necessary to meet our customers demand due to supply shortage and pricing; our ability to retain key personnel; our ability to mitigate the impact of increases in interest rates; the impact of increasingly volatile public equity markets on our market capitalization; the impact and outcome of negotiations around the Federal debt ceiling; our ability to mitigate the impact of inflation; and the risk factors set forth in our Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 13, 2025.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

WidePoint Investor Relations:
Gateway Group, Inc.
Matt Glover or John Yi
949-574-3860
WWW@gateway-grp.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30, 2025	DECEMBER 31, 2024
	(Unaudited)	
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$ 12,128,422	$ 6,775,139
Restricted cash	832,863	1,042,256
Accounts receivable, net of allowance for credit losses of $70,725 and $46,150, respectively	7,117,636	11,930,474
Unbilled accounts receivable	29,888,114	31,798,431
Other current assets	6,066,826	3,771,473
Total current assets	56,033,861	55,317,773
NONCURRENT ASSETS		
Property and equipment, net	439,110	544,723
Lease right of use asset	4,114,808	4,183,561
Intangible assets, net	3,678,013	5,063,795
Goodwill	5,811,578	5,811,578
Other long-term assets	497,936	659,086
Total assets	$ 70,575,306	$ 71,580,516
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts payable	$ 17,637,127	$ 16,524,863
Accrued expenses	28,547,750	30,851,255
Current portion of deferred revenue	6,820,156	4,770,683
Current portion of lease liabilities	780,345	735,152
Total current liabilities	53,785,378	52,881,953
NONCURRENT LIABILITIES		
Lease liabilities, net of current portion	4,125,894	4,200,019
Deferred revenue, net of current portion	462,053	907,160
Deferred tax liabilities, net	44,115	11,415
Total liabilities	58,417,440	58,000,547
Commitments and contingencies (Note 16)	-	-
STOCKHOLDERS' EQUITY		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 9,655,173 and 9,485,508 shares issued and outstanding, respectively	9,656	9,487
Additional paid-in capital	103,491,727	103,103,653
Accumulated other comprehensive loss	(359,584)	(450,945)
Accumulated deficit	(90,983,933)	(89,082,226)
Total stockholders' equity	12,157,866	13,579,969
Total liabilities and stockholders' equity	$ 70,575,306	$ 71,580,516

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
	2025	2024	2025	2024
		(Unaudited)		
REVENUES	$ 36,125,207	$ 34,620,433	$ 108,223,148	$ 104,868,483
COST OF REVENUES (including amortization and depreciation of $424,411, $562,389, $1,402,836, and $1,793,416, respectively)	30,849,895	29,928,067	93,052,073	90,617,004
GROSS PROFIT	5,275,312	4,692,366	15,171,075	14,251,479
OPERATING EXPENSES				
Sales and marketing	677,618	530,391	1,986,897	1,702,210
General and administrative expenses (including share-based compensation of $154,111, $202,584, $518,988 and $986,325, respectively)	4,832,422	4,352,980	14,486,853	13,344,232
Depreciation and amortization	225,908	259,980	682,718	768,626
Total operating expenses	5,735,948	5,143,351	17,156,468	15,815,068
LOSS FROM OPERATIONS	(460,636)	(450,985)	(1,985,393)	(1,563,589)
OTHER INCOME (EXPENSE)				
Interest income	83,439	59,882	226,209	161,033
Interest expense	(47,671)	(52,911)	(155,126)	(183,979)
Other income (expense), net	93	99	590	(36,306)
Total other income (expense), net	35,861	7,070	71,673	(59,252)
LOSS BEFORE INCOME TAX PROVISION (BENEFIT)	(424,775)	(443,915)	(1,913,720)	(1,622,841)
INCOME TAX PROVISION (BENEFIT)	134,410	(18,705)	(12,013)	(44,968)
NET LOSS	$ (559,185)	$ (425,210)	$ (1,901,707)	$ (1,577,873)
EARNINGS PER SHARE, BASIC AND DILUTED	$ (0.06)	$ (0.04)	$ (0.20)	$ (0.17)
WEIGHTED-AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	9,655,173	9,485,508	9,598,478	9,263,492

widepoint

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	NINE MONTHS ENDED SEPTEMBER 30,	
	2025	2024
	(Unaudited)	
CASH FLOWS FROM OPERATING ACTIVITIES		
Net loss	**$ (1,901,707)**	$ (1,577,873)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:		
Deferred income tax expense	**50,200**	103,000
Depreciation expense	**699,768**	779,972
Provision for credit losses	**38,694**	21,584
Amortization of intangibles	**1,385,786**	1,782,070
Share-based compensation expense	**518,988**	986,325
Non-cash lease expense	**164,883**	-
Loss on disposal of fixed assets	**8,161**	-
Changes in assets and liabilities:		
Accounts receivable and unbilled receivables	**6,784,375**	(8,627,232)
Inventories	**(712,121)**	(71,644)
Other current assets	**(1,542,224)**	(864,123)
Other assets	**161,150**	(6,412)
Accounts payable and accrued expenses	**(1,124,995)**	6,237,759
Income tax payable	**(55,111)**	(68,342)
Deferred revenue and other liabilities	**1,556,822**	551,938
Other liabilities	**(152,483)**	-
Net cash provided by (used in) operating activities	**5,880,186**	(752,978)
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchases of property and equipment	**(140,918)**	(80,702)
Proceeds from beneficial interest in sold receivables	**-**	259,125
Net cash (used in) provided by investing activities	**(140,918)**	178,423
CASH FLOWS FROM FINANCING ACTIVITIES		
Advances on bank line of credit	**2,800,000**	4,600,000
Repayments of bank line of credit advances	**(2,800,000)**	(4,600,000)
Principal repayments under finance lease obligations	**(412,299)**	(456,825)
Withholding taxes paid on behalf of employees on net settled restricted stock awards	**(130,745)**	(258,382)
Net cash used in financing activities	**(543,044)**	(715,207)
Net effect of exchange rate on cash	**(52,334)**	4,659
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	**5,143,890**	(1,285,103)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, beginning of period	**7,817,395**	6,921,160
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, end of period	**$ 12,961,285**	$ 5,636,057
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH CONSISTED OF THE FOLLOWING:		
Cash and cash equivalents	**$ 12,128,422**	$ 5,636,057
Restricted cash	**832,863**	-
	$ 12,961,285	$ 5,636,057